Commitments and Contingencies	3 Months Ended
Mar. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 7—Commitments and Contingencies

Commitments

We have entered into a clinical trial agreement with the University of Texas MD Anderson Cancer Center to administer a Phase I/II clinical trial, combining FUS1-nanoparticles and Erlotinib in Stage IV lung cancer patients. The trial is expected to run through early 2019 with a projected total cost of approximately $2 million. Payments are due and payable when invoiced throughout the clinical trial period. The agreement may be terminated at any time.

In 2009, we agreed to assume certain contractual and other obligations of IRI in consideration for the sublicense rights, expertise, and assistance associated with the assignment of certain technologies and intellectual property. We also agreed to pay royalties of one percent (1%) on sales of resulting Licensed Products, for a period of 21 years following the termination of the last of the MD Anderson License Agreement and Sublicense Agreement, to IRI and we assumed patent prosecution costs and an annual minimum royalty of $20,000 payable to the National Institutes of Health (“NIH”).

Our $191,393 payment obligation to the National Institutes of Health (“NIH”) represented a current obligation, of which $15,393 of 2016 patent prosecution costs were paid in the fourth quarter of 2016 and $176,000 was included in Accounts Payable at December 31, 2016 (consisting of accrued annual royalties of $140,000 and patent costs of $36,000). During the first quarter of 2017, we modified the terms of our accrued royalty obligation to NIH. Under the modified agreement, NIH agreed to extinguish $120,000 of the accrued royalties payable to them in consideration for payment by us of (i) accrued patent costs of $36,000, (ii) a royalty payment of $20,000, and (iii) a contingent payment of $240,000, increasing at $20,000 per year starting in 2018, to be paid upon our receipt of FDA approval. The payments for the patent costs of $36,000 and royalties of $20,000 were paid during the second quarter of 2017.

As a result of our modified agreement with the NIH, we have recognized the exchange of the $120,000 fixed obligation for the $240,000 contingent obligation as a $120,000 reduction to intellectual property expense (classified within General and Administrative Expense) during the first quarter of 2017. The $240,000 contingent obligation (and related expense) will be recognized when we obtain regulatory approval (the event that triggers the payment obligation).

Contingencies

From time to time we may become subject to threatened and/or asserted claims arising in the ordinary course of our business. Management is not aware of any matters, either individually or in the aggregate, that are reasonably likely to have a material impact on our Company’s financial condition, results of operations or liquidity.

During October 2017, we received an informal demand from a former financial advisor, claiming that it is entitled to a warrant to purchase shares of common stock equal to three (3) percent of our outstanding shares at December 1, 2015. We believe this asserted claim lacks merit, and we intend to defend the claim vigorously.